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                                                                    Exhibit 10-D


                         DELMARVA POWER & LIGHT COMPANY
                                    MINUTES
               (Compensation Committee Meeting - April 28, 1994)



AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    Mr. Cain stated that the Company plans to extend to H. Ray Landon, Executive Vice President, the terms of the 1994 Early Retirement Option. In the case of Mr. Landon, Management wishes to extend the offer through the Supplemental Executive Retirement Plan. Mr. Landon is excluded from the offer made through the Retirement Plan. This special offer will contain the following provisions for Mr. Landon:


    (1) Granting of an additional five (5) years of service credit.
    (2) Waiver of any benefit reduction for early retirement.
    (3) Voluntary election to be made with a reasonable advance notice submitted prior to the effective date of retire-ment as agreed to by Mr. Landon and the Compensation Committee with such retirement date to be not later than July 1, 1996.

    After discussion, on motion duly made, seconded and unanimously adopted, it was

             RESOLVED, That the Compensation Committee recommends to the Board of Directors that the Supplemental Executive Retirement Plan be, and it hereby is, amended effective June 15, 1994, to provide an enhanced retirement benefit to H. Ray Landon provided that he elects such benefit prior to the effective date of retirement, such retirement date to be not later than July 1, 1996, as determined by the Chairman of the Board and approved by the Compensation Committee of the Company's Board of Directors.

             FURTHER RESOLVED, That the enhanced retirement benefit for this special election shall be determined by adding an additional five (5) years of service credit to Mr. Landon's total service for purposes of computing the amount of his retirement benefit and by waiving any benefit reduction for early retirement.

             FURTHER RESOLVED, That if Mr. Landon retires under the offer described in the foregoing resolutions on a date after the effective date of the "cap" under the Retiree Medical Plan, he shall be exempt from that "cap."

     During the Executive Session, Committee members modified Management's recommendation to include July 1, 1995 as the earliest date that Mr. Landon could retire.
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                         DELMARVA POWER & LIGHT COMPANY
                                    MINUTES
              (Compensation Committee Meeting - October 26, 1994)



AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    Mr. Cosgrove stated that the Company planed to extend to Wayne A. Lyons, Vice President, the terms of the 1994 Early Retirement Option. In the case of Mr. Lyons, Management wishes to extend the offer through the Supplemental Executive Retirement Plan. This special offer will contain the following provisions for Mr. Lyons:

    (1)  Granting of an additional five (5) years of service credit.
    (2)  Waiver of any benefit reduction for early retirement.
    (3) Voluntary election to be made with a reasonable advance notice submitted prior to the effective date of retirement as agreed to by Mr. Lyons and the Compensation Committee with such retirement date not to be earlier than February 1, 1996 nor later than December 1, 1996.

    After discussion, on motion duly made, seconded and unanimously adopted, it was

         RESOLVED, That the Supplemental Executive Retirement Plan be, and it hereby is, amended effective November 1, 1994, to provide an enhanced retirement benefit to Wayne A. Lyons provided that he elects such benefit prior to the effective date of retirement, such retirement date not to be earlier than February 1, 1996, nor later than December 1, 1996, as determined by the Chairman of the Board and approved by the Compensation Committee of the Company's Board of Directors.

         FURTHER RESOLVED, That the enhanced retirement benefit for this special election shall be determined by adding an additional five (5) years of service credit to Mr. Lyons' total service for purposes of computing the amount of his retirement benefit and by waiving any benefit reduction for early retirement.

         FURTHER RESOLVED, That Mr. Lyons be exempt from the "cap" under the Retiree Medical Plan.